FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K
                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
September 4, 1997

                          FIRST REPUBLIC BANCORP INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    0-15882                  94-2964497
          --------                    -------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)



                               388 Market Street
                             San Francisco, CA  94111
                             ------------------------
              (Address of principal executive office) (Zip Code)


                                (415) 392-1400
                                --------------
             (Registrant's telephone number, including area code)


                                Not applicable
                                --------------
          (Former name, former address, if changed since last report)

Item 5.  Other Events

First Republic Bancorp Inc. hereby files with the Securities and Exchange Commission (the "Commission") its press release, dated September 3, 1997, announcing that its stockholders have approved the corporate reorganization that will eliminate the existing holding company structure and effects the conversion to a commercial bank of the newly restructured company to be named First Republic Bank. Such reorganization is expected to be effective September 12, 1997.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      First Republic Bancorp Inc.
                                      (Registrant)



Date: September 4, 1997               /s/Willis H. Newton, Jr.
                                      --------------------------
                                      Willis H. Newton, Jr.
                                      Senior Vice President and
                                      Chief Financial Officer

         First Republic's Stockholders Approve Holding Company Merger
                      and Conversion to a Commercial Bank

                                                                    NYSE - FRC

      San Francisco, California - September 3, 1997 - First Republic Bancorp Inc. announced today that its stockholders have approved a corporate reorganization that will eliminate its existing holding company structure by merging the holding company into its sole subsidiary and also will effect the conversion of the subsidiary to a commercial bank. The newly restructured corporation will be named First Republic Bank.

      Each outstanding share of First Republic Bancorp's common stock will automatically be converted into one share of First Republic Bank common stock on the date the merger becomes effective (presently expected to be September 12, 1997). The shares will continue to trade on the New York Stock Exchange and the Pacific Exchange under the "FRC" symbol.

      "With their vote, our Stockholders have supported our effort to expand the products and services we can offer our customers in California and Nevada," said James H. Herbert, II, President and Chief Executive Officer of the Company. The conversion will permit First Republic Bank to offer a broader range of financial services, including demand deposit checking accounts to corporations and partnerships.

     Mr.  Herbert  noted that the  reorganization  and  removal  of the  holding
company  would   "eliminate   redundant   activities  and  lead  to  managerial,
operational and administrative efficiencies."

       First Republic Bancorp has total assets of $2.2 billion and functions as a direct lender as well as a mortgage banker through its FDIC-insured, Nevada chartered thrift company subsidiary. First Republic provides both loan and deposit services from thirteen locations in San Francisco, Los Angeles, Beverly Hills and San Diego, California and in Las Vegas, Nevada.

                                   # # # #
For further information call:
Mr. Owen Blicksilver
Principal Communications
875 3rd Avenue
New York, NY 10022
(212)303-7603